Exhibit 10.4

DOCUMENT PREPARED BY AND

WHEN RECORDED, RETURN TO:

Kaye Scholer LLP

425 Park Avenue

New York, New York 10022-3598

Attention: Jeannie Bionda, Esq

DC-180 PEACHTREE, LLC

(Grantor)

to

GERMAN AMERICAN CAPITAL CORPORATION

(Grantee)

FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND

RENTS

AND SECURITY AGREEMENT

Dated: As of January 3, 2012

Property Location:    180 Peachtree Street, Atlanta, Georgia

            Fulton County, Georgia

FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND

RENTS AND SECURITY AGREEMENT

A POWER OF SALE HAS BEEN GRANTED IN THIS FEE AND LEASEHOLD DEED TO SECURE DEBT. A POWER OF SALE MAY ALLOW THE GRANTEE TO FORECLOSE UPON THE PROPERTY WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON AN EVENT OF DEFAULT BY THE GRANTOR UNDER THIS FEE AND LEASEHOLD DEED TO SECURE DEBT.

THIS FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Deed to Secure Debt”) is made as of this 3rd day of January, 2012, by DC-180 PEACHTREE, LLC, a Delaware limited liability company, having its principal place of business at 4211 West Boy Scout Boulevard, Suite 500, Tampa, Florida 33607, as grantor (“Grantor”), for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005, as grantee (together with its successors and/or assigns, “Grantee”).

W I T N E S S E T H:

A. Grantor is the owner of (i) that certain condominium unit more particularly described as Parcel 1 in Exhibit A hereto, (the “Unit”), which forms a part of that certain property subject to a condominium regime (the “Condominium”) known as the 180 Peachtree Street Condominium Association Inc., which Condominium was established pursuant to the condominium documents more particularly described in Exhibit C attached hereto (collectively, the “Condominium Documents”), and an undivided interest in the common elements of the Condominium (the “Common Elements”), as more particularly described in the Condominium Documents, (ii) the fee estate in the land described as Parcel 2 and Parcel 3 in Exhibit A and (iii) the leasehold estate in the land described as Parcel 4 in Exhibit A pursuant to that certain ground lease described in Exhibit B.

B. This Deed to Secure Debt is given to secure a loan (the “Loan”) in the principal sum of FIFTY FIVE MILLION AND NO/100 DOLLARS ($55,000,000) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Grantor and Grantee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and evidenced by that certain Promissory Note dated the date hereof made by Grantor to Grantee (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof, being hereinafter referred to as the “Note”). The Loan is scheduled to mature on the Stated Maturity Date, which Stated Maturity Date is January 6, 2022. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

C. Grantor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Fee) due to Grantee in respect of the Loan and the Loan Documents (the “Debt”) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

D. This Deed to Secure Debt is given pursuant to the Loan Agreement, and payment, fulfillment and performance by Grantor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Grantor in favor of Grantee delivered in connection with this Deed to Secure Debt (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed to Secure Debt.

NOW THEREFORE, in consideration of the making of the Loan by Grantee and the covenants, agreements, representations and warranties set forth in this Deed to Secure Debt, the receipt and sufficiency of which are hereby acknowledged:

ARTICLE I.

GRANTING CLAUSE

Section 1.01 Property Deeded . Grantor has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey confirm, warrant, pledge, assign and hypothecate UNTO GRANTEE WITH POWER OF SALE, all right, title, interest and estate of Grantor now owned, or hereafter acquired, in and to the following (collectively, the “Property”):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Grantor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental deed or otherwise be expressly made subject to the lien of this Deed to Secure Debt;

(c) Ground Lease: The leasehold estate in a portion of the Land created by that certain ground lease described in Exhibit B (the “Ground Lease”), together with all modifications, extensions and renewals of the Ground Lease and all credits, deposits (including, without limitation, any deposit of cash or other property securing Grantor’s performance under the Ground Lease), options, privileges and rights of Grantor as tenant under the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms;

(d) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land, the Unit and the Common Elements (collectively, the “Improvements”);

(e) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land, the Unit, the Common Elements and the Improvements, including under and by virtue of the Ground Lease (or otherwise) and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Unit or the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land, the Unit, the Common Elements and the Improvements, including under and by virtue of the Ground Lease (or otherwise) and every part and parcel thereof, with the appurtenances thereto;

(f) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Grantor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Grantor shall have any right or interest therein;

(g) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Grantor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Grantor shall have any right or interest therein;

(h) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, which are now or hereafter owned by Grantor and which are located within or about the Land, the Unit, the Common Elements and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Grantor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Deed to Secure Debt, and all proceeds and products of any of the above;

(i) Leases and Rents. All leases, ground leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land, the Unit, the Common Elements and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”), and all right, title and interest of Grantor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land, the Unit, the Common Elements and the Improvements, whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;

(j) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(k) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

(l) Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;

(m) Rights. The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Grantee in the Property;

(n) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Grantor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;

(o) Intellectual Property. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(p) Accounts. All reserves, escrows and deposit accounts maintained by Grantor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Cash Management Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

(q) Uniform Commercial Code Property. All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(r) Minerals. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above Land;

(s) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and

(t) Other Rights. Any and all other rights of Grantor in and to the items set forth in Subsections (a) through (r) above.

AND, without limiting any of the other provisions of this Deed to Secure Debt, to the extent permitted by applicable law, Grantor expressly grants to Grantee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Unit, the Common Elements, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Land or not, shall for the purposes of this Deed to Secure Debt be deemed conclusively to be real estate and mortgaged, deeded or conveyed hereby.

Section 1.02 Assignment of Rents . Grantor hereby absolutely and unconditionally assigns to Grantee all of Grantor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement, and Section 7.01(i) of this Deed to Secure Debt, Grantee grants to Grantor a revocable license to collect, receive, use and enjoy the Rents. Grantor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.03 Security Agreement. This Deed to Secure Debt is both a deed to secure debt and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. By executing and delivering this Deed to Secure Debt, Grantor hereby grants to Grantee, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Grantee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Grantee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Grantee after the occurrence and during the continuance of an Event of Default, Grantor shall, at its expense, assemble the Collateral and make it available to Grantee at a convenient place (at the Land if tangible property) reasonably acceptable to Grantee. Grantor shall pay to Grantee on demand any and all expenses, including reasonable attorneys’ fees and costs, incurred or paid by Grantee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Grantee with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Grantor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Grantee to the payment of the Debt in such priority and proportions as Grantee in its discretion shall deem proper. The principal place of business of Grantor (Debtor) is as set forth on page one hereof and the address of Grantee (Secured Party) is as set forth on page one hereof.

Section 1.04 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Deed to Secure Debt, and (if and to the extent permitted by applicable law) this Deed to Secure Debt, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Grantor as the Debtor and Grantee as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Grantee and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Grantor shall well and truly pay and perform the Obligations (including the payment of the Debt) at the time and in the manner provided in this Deed to Secure Debt, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Grantor’s obligation to indemnify and hold harmless Grantee pursuant to the provisions hereof shall survive any such payment or release;

THIS INSTRUMENTS IS A DEED passing legal title pursuant to the laws of the state of Georgia governing deeds to secure debt, and is also a security agreement granting a present and continuing security interest and security title in the portion of the Property constituting personal property or fixtures and is not a mortgage.

ARTICLE II.

DEBT AND OBLIGATIONS SECURED

Section 2.01 Obligations. This Deed to Secure Debt and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, the Debt.

Section 2.02 Other Obligations. This Deed to Secure Debt and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”):

(a) the performance of all other obligations of Grantor contained herein;

(b) the performance of each obligation of Grantor contained in the Loan Agreement and in each other Loan Document; and

(c) the performance of each obligation of Grantor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.03 Debt and Other Obligations. Grantor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.04 Loan Repayment and Defeasance. Provided no Event of Default exists, this Deed to Secure Debt will be satisfied and discharged of record by Grantee prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

ARTICLE III.

GRANTOR COVENANTS

Grantor covenants and agrees that throughout the term of the Loan:

Section 3.01 Payment of Debt. Grantor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Deed to Secure Debt.

Section 3.02 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Deed to Secure Debt to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Grantor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Insurance Proceeds and Awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.

Section 3.03 Performance of Other Agreements. Grantor shall observe and perform each and every term, covenant and provision to be observed or performed by Grantor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property, and any amendments, modifications or changes thereto.

ARTICLE IV.

OBLIGATIONS AND RELIANCES

Section 4.01 Relationship of Grantor and Grantee. The relationship between Grantor and Grantee is solely that of debtor and creditor, and Grantee has no fiduciary or other special relationship with Grantor, and no term or condition of any of the Loan Agreement, the Note, this Deed to Secure Debt or the other Loan Documents shall be construed so as to deem the relationship between Grantor and Grantee to be other than that of debtor and creditor.

Section 4.02 No Reliance on Grantee. The general partners, members, principals and (if Grantor is a trust) beneficial owners of Grantor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Grantor and Grantee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Grantor is not relying on Grantee’s expertise, business acumen or advice in connection with the Property.

Section 4.03 No Grantee Obligations

(a) Notwithstanding the provisions of Subsections 1.01(h) and (m) or Section 1.02, Grantee is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Grantee pursuant to this Deed to Secure Debt, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Grantee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Grantee.

Section 4.04 Reliance. Grantor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Deed to Secure Debt and the other Loan Documents, Grantee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Grantee; that such reliance existed on the part of Grantee prior to the date hereof; that the warranties and representations are a material inducement to Grantee in making the Loan; and that Grantee would not be willing to make the Loan and accept this Deed to Secure Debt in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement.

ARTICLE V.

FURTHER ASSURANCES

Section 5.01 Recording of Deed to Secure Debt, Etc. Grantor forthwith upon the execution and delivery of this Deed to Secure Debt and thereafter, from time to time, will cause this Deed to Secure Debt and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Grantee in, the Property. Grantor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Deed to Secure Debt, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed to Secure Debt, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by law so to do.

Section 5.02 Further Acts, Etc. Grantor will, at the cost of Grantor, and without expense to Grantee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Grantee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Grantee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Grantee, or for carrying out the intention or facilitating the performance of the terms of this Deed to Secure Debt or for filing, registering or recording this Deed to Secure Debt, or for complying with all Legal Requirements. Grantor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Grantee to execute in the name of Grantor or without the signature of Grantor to the extent Grantee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Grantee in the Property. Grantor grants to Grantee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Grantee at law and in equity, including, without limitation, such rights and remedies available to Grantee pursuant to this Section 5.02.

Section 5.03 Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a) If any law is enacted or adopted or amended after the date of this Deed to Secure Debt which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Grantee’s interest in the Property, Grantor will pay the tax, with interest and penalties thereon, if any. If Grantee is advised by counsel chosen by it that the payment of tax by Grantor would be unlawful or taxable to Grantee or unenforceable or provide the basis for a defense of usury, then Grantee shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

(b) Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed to Secure Debt or the Debt. If such claim, credit or deduction shall be required by law, Grantee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Deed to Secure Debt, or any of the other Loan Documents or shall impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

ARTICLE VI.

DUE ON SALE/ENCUMBRANCE

Section 6.01 Grantee Reliance. Grantor acknowledges that Grantee has examined and relied on the experience of Grantor and its general partners, members, principals and (if Grantor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Grantor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the repayment of the Debt. Grantor acknowledges that Grantee has a valid interest in maintaining the value of the Property so as to ensure that, should Grantor default in the payment and/or performance of the Obligations, including the repayment of the Debt, Grantee can recover the Debt by a sale of the Property.

Section 6.02 No Transfer. Grantor shall not permit or suffer any Transfer to occur except in accordance with the terms of the Loan Agreement.

ARTICLE VII.

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.01 Remedies. Upon the occurrence and during the continuance of any Event of Default, Grantor agrees that Grantee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Grantee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Grantee:

(a) declare the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed to Secure Debt under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed to Secure Debt for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Deed to Secure Debt for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

(e) (i) In connection with any sale or sales hereunder, Grantee shall be entitled to elect to treat any of the Property which consists of (x) a right in action, or (y) property that can be severed from the Real Property covered hereby, or (z) any improvements (without causing structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Grantee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii) Grantee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Grantee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Grantee and Grantee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

(iii) Should Grantee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Grantee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Grantee shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Grantor, Grantee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Grantee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

(iv) If the Property consists of several lots, parcels or items of property, Grantee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Grantee designates. Any Person, including Grantor or Grantee, may purchase at any sale hereunder. Should Grantee desire that more than one sale or other disposition of the Property be conducted, Grantee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Grantee may designate, and no such sale shall terminate or otherwise affect the Lien of this Deed to Secure Debt on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Grantee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Grantor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(f) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(g) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed to Secure Debt or the other Loan Documents;

(h) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Grantor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

(i) the license granted to Grantor under Section 1.02 hereof shall automatically be revoked and Grantee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Grantor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Grantee upon demand, and thereupon Grantee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Grantee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Grantor to pay monthly in advance to Grantee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor; (vi) require Grantor to vacate and surrender possession of the Property to Grantee or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as Grantee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Grantee, its counsel, agents and employees;

(j) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Grantee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Grantor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Grantee at a convenient place acceptable to Grantee. Any notice of sale, disposition or other intended action by Grantee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Grantor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Grantor;

(k) apply any sums then deposited or held in escrow or otherwise by or on behalf of Grantee in accordance with the terms of the Loan Agreement, this Deed to Secure Debt or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i) Taxes and Other Charges;

(ii) Insurance Premiums;

(iii) Interest on the unpaid principal balance of the Note;

(iv) Amortization of the unpaid principal balance of the Note; and/or

(v) All other sums payable pursuant to the Note, the Loan Agreement, this Deed to Secure Debt and the other Loan Documents, including, without limitation, the Prepayment Fee, if applicable, and advances made by Grantee pursuant to the terms of this Deed to Secure Debt;

(l) pursue such other remedies as may be available at law or in equity; and/or

(m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Grantee shall deem to be appropriate in its sole discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Deed to Secure Debt shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.02 Application of Proceeds. The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Grantee pursuant to the Note, this Deed to Secure Debt or the other Loan Documents, may be applied by Grantee to the payment of the Obligations in such priority and proportions as Grantee in its discretion shall deem proper, to the extent consistent with law.

Section 7.03 Right to Cure Defaults. During the continuance of any Event of Default, Grantee may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Grantee may deem necessary to protect the security hereof. Grantee is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed to Secure Debt or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Grantee that such cost or expense was incurred to the date of payment to Grantee, shall constitute a portion of the Debt, shall be secured by this Deed to Secure Debt and the other Loan Documents and shall be due and payable to Grantee upon demand.

Section 7.04 Other Rights, Etc.

(a) The failure of Grantee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed to Secure Debt. Grantor shall not be relieved of Grantor’s obligations hereunder by reason of (i) the failure of Grantee to comply with any request of Grantor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Deed to Secure Debt or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Grantee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed to Secure Debt or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Grantor, and Grantee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Grantee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Grantee’s possession.

(c) Grantee may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Grantee in such order and manner as Grantee, in its discretion, may elect. Grantee may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof, without prejudice to the right of Grantee thereafter to foreclose this Deed to Secure Debt. The rights of Grantee under this Deed to Secure Debt shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Grantee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Grantee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.05 Right to Release Any Portion of the Property. Grantee may release any portion of the Property for such consideration as Grantee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Deed to Secure Debt, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Grantee for such release, and Grantee may accept by assignment, pledge or otherwise any other property in place thereof as Grantee may require without being accountable for so doing to any other lienholder. This Deed to Secure Debt shall continue as a Lien and security interest in the remaining portion of the Property.

Section 7.06 Violation of Laws. If the Property is not in full compliance with all Legal Requirements, Grantee may impose additional requirements upon Grantor in connection herewith, including, without limitation, monetary reserves or financial equivalents.

Section 7.07 Right of Entry. Upon reasonable notice (which may be given verbally) to Grantor, Grantee and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE VIII.

INDEMNIFICATION

Section 8.01 Deed to Secure Debt and/or Intangible Tax. Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Grantee and any Person claiming by or through Grantee (collectively with Grantee, the “Indemnified Parties”) from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified

Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Deed to Secure Debt or any of the Loan Documents (but excluding any income, franchise or other similar taxes).

Section 8.02 Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Grantor and any Indemnified Party and Grantor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Grantor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon demand, Grantor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

ARTICLE IX.

WAIVERS

Section 9.01 Waiver of Counterclaim. To the extent permitted by applicable law, Grantor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Grantee arising out of or in any way connected with this Deed to Secure Debt, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.

Section 9.02 Marshalling and Other Matters. To the extent permitted by applicable law, Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed to Secure Debt on behalf of Grantor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Deed to Secure Debt.

Section 9.03 Waiver of Notice. To the extent permitted by applicable law, Grantor shall not be entitled to any notices of any nature whatsoever from Grantee, except with respect to matters for which this Deed to Secure Debt or the Loan Documents specifically and expressly provide for the giving of notice by Grantee to Grantor, and except with respect to matters for which Grantee is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Grantee with respect to any matter for which this Deed to Secure Debt does not specifically and expressly provide for the giving of notice by Grantee to Grantor.

Section 9.04 Waiver of Statute of Limitations. To the extent permitted by applicable law, Grantor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).

Section 9.05 Waiver of Jury Trial. GRANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GRANTEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR.

Section 9.06 Survival. The indemnifications made pursuant to Article 8 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by (a) any satisfaction, release or other termination of this Deed to Secure Debt or any other Loan Document, (b) any assignment or other transfer of all or any portion of this Deed to Secure Debt or any other Loan Document or Grantee’s interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (c) any exercise of Grantee’s rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Grantor or by Grantee following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (d) any amendment to this Deed to Secure Debt, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Grantor from the Obligations or any portion thereof.

ARTICLE X.

EXCULPATION

The provisions of Section 10.1 of the Loan Agreement are hereby incorporated by reference into this Deed to Secure Debt to the same extent and with the same force as if fully set forth herein.

ARTICLE XI.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE XII.

APPLICABLE LAW

Section 12.01 Governing Law; Jurisdiction. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS MORTGAGE, THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

Section 12.02 Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Grantor and Grantee are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Grantee shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Grantor to Grantee, and (c) if through any contingency or event, Grantee receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Grantor to Grantee, or if there is no such indebtedness, shall immediately be returned to Grantor.

Section 12.03 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Deed to Secure Debt may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed to Secure Debt invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed to Secure Debt or any application thereof shall be invalid or unenforceable, the remainder of this Deed to Secure Debt and any other application of the term shall not be affected thereby.

ARTICLE XIII.

DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed to Secure Debt may be used interchangeably in the singular or plural form and the word “Grantor” shall mean “each Grantor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Grantee” shall mean “Grantee and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Deed to Secure Debt,” the word “Property” shall include any portion of the Property and any interest therein, including, but not limited to, the leasehold estate created by the Ground Lease, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Grantee in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE XIV.

GROUND LEASE PROVISIONS

Section 14.01 Subleases. Each Lease hereafter made and each renewal of any existing Lease shall provide that (i) such Lease shall not terminate or be terminable by the tenant in the event of (A) any termination of the Ground Lease or (B) any foreclosure of this Deed to Secure Debt unless the tenant is specifically named and joined in such foreclosure action and a judgment is obtained therein against the tenant; and (ii) the tenant shall attorn to the purchaser of the Land upon such foreclosure.

Section 14.02 No Merger of Fee and Leasehold Estates. So long as any portion of the Debt shall remain unpaid, unless Grantee shall otherwise consent, the fee title to the Land and the leasehold estate under the Ground Lease shall not merge, but shall always be kept separate and distinct, notwithstanding the union of such estates in Grantor, Grantee or any other person by purchase, operation of law or otherwise.

Section 14.03 Grantor’s Acquisition of Fee Estate. If Grantor shall become the owner of fee title to the land described in the Ground Lease, then the lien of this Deed to Secure Debt shall be spread to cover such fee title, which shall be deemed to be included in the Property. Grantor agrees, at its sole cost, including without limitation Grantee’s reasonable attorneys’ fees, to (i) execute all documents necessary to subject its fee title to the land described in the Ground Lease to the lien of this Deed to Secure Debt; and (ii) provide to Grantee a title insurance policy insuring that the lien of this Deed to Secure Debt is a first lien on such fee title.

Section 14.04 Rejection of Termination of the Ground Lease.

(a) If the Ground Lease is terminated upon the rejection or disaffirmance thereof pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, then (i) Grantor, immediately after obtaining notice thereof, shall give notice thereof to Grantee and (ii)

any other law affecting creditor’s rights, then any property not removed by Grantor as permitted or required by the Ground Lease shall, at the option of Grantee, be deemed abandoned by Grantor; provided that Grantee may remove any such property required to be removed by Grantor pursuant to the Ground Lease, and all costs of such removal shall be paid by Grantor within five days of receipt by Grantor of an invoice therefor.

(b) If the Ground Lease is terminated prior to the natural expiration of its term, and Grantee or its designee acquires another lease of the land described in the Ground Lease, Grantor shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

ARTICLE XV.

MISCELLANEOUS PROVISIONS

Section 15.01 No Oral Change. This Deed to Secure Debt, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Grantee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.02 Successors and Assigns. This Deed to Secure Debt shall be binding upon, and shall inure to the benefit of, Grantor and Grantee and their respective successors and permitted assigns, as set forth in the Loan Agreement.

Section 15.03 Inapplicable Provisions. If any provision of this Deed to Secure Debt is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Deed to Secure Debt, such provision shall be fully severable and this Deed to Secure Debt shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Deed to Secure Debt, and the remaining provisions of this Deed to Secure Debt shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Deed to Secure Debt, unless such continued effectiveness of this Deed to Secure Debt, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 15.04 Headings, Etc. The headings and captions of the various Sections of this Deed to Secure Debt are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.05 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Grantee shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Grantee and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 15.06 Entire Agreement. The Note, the Loan Agreement, this Deed to Secure Debt and the other Loan Documents constitute the entire understanding and agreement between Grantor and Grantee with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements between Grantor and Grantee with respect thereto. Grantor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Deed to Secure Debt and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Grantee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Deed to Secure Debt and the other Loan Documents.

Section 15.07 Limitation on Grantee’s Responsibility. No provision of this Deed to Secure Debt shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Grantee, nor shall it operate to make Grantee responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Grantee a “mortgagee in possession.”

Section 15.08 Recitals. The recitals hereof are a part hereof, form a basis for this Deed to Secure Debt and shall be considered prima facie evidence of the facts and documents referred to therein.

ARTICLE XVI.

STATE-SPECIFIC PROVISIONS

Section 16.01 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Deed to Secure Debt, the terms and conditions of this Article 16 shall control and be binding.

Section 16.02 Revision to Granting Clause. The bold type on the third from the last line of the Granting Clause on page one above is revised to state as follows: UNTO GRANTEE WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION.

Section 16.03 Revisions to Habendum Clause and Cancellation. The Conditions to Grant are revised to state as follows:

(a) TO HAVE AND TO HOLD the Property for the use, benefit and behoof of the Grantee, and its successors and assigns, in fee simple forever or to the fullest extent of Grantor’s interest therein, under and subject to the terms and conditions of this Deed to Secure Debt, and for the security and enforcement of the prompt and complete payment and performance when due of all of the Obligations (as defined below) and the performance and observance by Grantor of all covenants, obligations and conditions to be performed or observed by Grantor pursuant to the Loan Agreement, the Note and the other Loan Documents.

(b) PROVIDED, HOWEVER, that should the Obligations be paid according to the tenor and effect thereof when the same shall become due and payable and should Grantor perform all covenants herein in a timely manner, then Grantee shall cancel and satisfy this Deed to Secure Debt as to the Obligations.

Section 16.04 Instrument is Deed to Secure Debt. The conveyance of those portions of the Property which are real property under the laws of the State of Georgia under and in accordance with this instrument is intended to operate as and is to be construed as a deed passing the title to such portions of the Property to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt (including, e.g., O.C.G.A. §44-14-60), and is not a mortgage. It is also a security agreement granting a present and continuing security interest and security title in the portion of the Property constituting personal property or fixtures pursuant to the Uniform Commercial Code of the State of Georgia, and is given to secure the payment and performance of the following described obligations (collectively, the “Obligations”): (a) the Debt; (b) any and all additional advances made or costs or expenses incurred by Grantee to protect or preserve the Property or the security interest, lien and security title created by this Deed to Secure Debt, including the expense of any litigation to prosecute or defend the rights, lien and security title created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any of Grantor’s obligations hereunder, or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Property at the time such advances are made or costs or expenses incurred); and (c) any and all other indebtedness now or hereafter owing by Grantor to Grantee in connection with the Loan, however and whenever incurred or evidenced, whether expressed or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof. All references herein to a mortgage, to the extent that such an instrument would apply to property located in the State of Georgia, shall be deemed to be references to a deed to secure debt pursuant to those provisions of the existing laws of the State of Georgia relating to deeds to secure debt (including, e.g., O.C.G.A. §44-14-60).

Section 16.05 Non-judicial Foreclosure. Without diminishing or limiting the remedies set forth in Article VII hereof, Grantee may institute a non-judicial foreclosure pursuant to power of sale in accordance with Official Code of Georgia § 44-14-160 et seq., and other applicable laws, as amended, modified and/or superseded from time, with or without taking possession thereof, in accordance with the following: upon the occurrence and during the continuance of an Event of Default, sell the Property or any part of the Property at one or more public sale or sales at the usual place for conducting sales of the county in which the Property or any part of the Property is situated, to the highest bidder for cash, in order to pay the Obligations, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney’s fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days between the date on which the first such notice is published and the date on which such sale commences) in a newspaper in which sheriff’s sales are advertised in said county. Such advertisement so published shall be notice to Grantor, all other notice being hereby expressly waived by Grantor. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property (or interest therein) in fee simple, or to the full extent of Grantor’s interest therein, with full warranties of title (or without warranties if the Grantee shall so elect), and to this end, upon the occurrence and during the continuance of an Event of Default, Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title, equity and equity of redemption that Grantor may have in and to the Property (or such part or lot thereof or interest therein) and to vest the same in the purchaser or purchasers at such sale or sales, and all acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding and conclusive upon Grantor and shall be presumptive evidence that all preliminary acts prerequisite to any such sale and conveyance were in all aspects duly complied with. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by applicable laws for collection of the Obligations secured hereby and shall not be exhausted by one exercise thereof but may be exercised multiple times until full payment of all of the Obligations secured hereby. In the event of any such foreclosure sale under this Deed to Secure Debt by virtue of exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or in any other manner as may at any time be authorized under the laws of the State of Georgia, the Property may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its discretion may elect, and if Grantee so elects, Grantee may sell the personal property covered by this Deed to Secure Debt at one or more separate sales in any manner permitted by the UCC, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property are sold or the Obligations are paid in full. If the Debt is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Grantee may at its option exhaust the remedies granted under any of said security either concurrently or independently, Grantee may determine in its discretion. In the event of any such foreclosure sale by Grantee, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of laws applicable to tenants holding over. In addition to and cumulative of the remedies provided in this Section 16.05, the Grantee may foreclose or cause to be foreclosed the lien, security title and security interest of this Deed to Secure Debt, in whole or in part, through judicial foreclosure or in any other manner as may at any time be authorized under the laws of the State. Grantee may adjourn from time to time any sale by it to be made under or by virtue of this Deed to Secure Debt by announcement at the time and place appointed for such sale or for such adjourned sale or sales to the fullest extent permitted by applicable laws; and, except as otherwise provided by any provision of applicable laws, Grantee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned. Upon the completion of any sale or sales by Grantee, under or by virtue of this Section 16.05, Grantee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Grantee is hereby irrevocably appointed the true and lawful attorney of Grantor, in its same and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property or parts, lots or interests thereof or therein and rights so sold and for that purpose Grantee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Section 16.05, whether made under the power or sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor. Upon any sale made under or by virtue of this Section 16.05 (whether made under the power or sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) Grantee may bid for and acquire the Property or any part or lot thereof (or any interest in any of the foregoing) and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Grantee is authorized to deduct under this Deed to Secure Debt and in accordance with applicable laws, and in such event, this Deed to Secure Debt, and the other documents evidencing expenditures secured by this Deed to Secure Debt may be presented to the person or persons conducting such sale in order that the amount so used or applied may be credited against the Obligations as having been paid. No recovery of any judgment by Grantee and no levy of an execution under any judgment upon the Property or any part or lot thereof (or any interest in any of the foregoing) or upon any other property of Grantor shall affect in any manner or to any extent, the liens and security titles of this Deed to Secure Debt upon the Property or any part or lot thereof (or interest in any of the foregoing) or any liens, security titles, rights, powers and remedies of Grantee hereunder, but such liens, security titles, rights, powers and remedies of Grantee shall continue unimpaired as before. Grantor agrees to the fullest extent permitted by applicable laws, that upon the occurrence of an Event of Default, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exception or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed to Secure Debt, or the absolute sale of the Property or any part of lot thereof (or any interest in any of the foregoing), or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien or title hereof. Grantee, at its option, is authorized to foreclose this Deed to Secure Debt and the failure to make any tenants of the Property parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceedings instituted by Grantee to collect the sums secured hereby. In case Grantee shall have proceeded to enforce any right, power or remedy under this Deed to Secure Debt by foreclosure, entry or otherwise or in the event Grantee commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Grantor and Grantee shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Grantee shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default (unless the same shall have been cured by or on behalf of Grantor, or shall have been expressly waived or withdrawn by Grantee), and (iv) neither this Deed to Secure Debt, nor any other Loan Document nor the Debt shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Grantor hereby expressly waives the benefit of any statute or rule or law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence. In the event that Grantor or any person claiming by, through or under Grantor shall transfer or fail to surrender possession of the Property after any sale thereof, then Grantor or such person shall be deemed tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and unlawful detainer proceedings, or subject to any other right or remedy available, hereunder or under applicable law.

Section 16.06 Loan Maturity and Maturity Date. The original principal amount of the Loan is $55,000,000, and the Loan is schedule to mature on the Stated Maturity Date, which Stated Maturity Date is January 6, 2022.

Section 16.07 Release. Should the Obligations be paid according to the terms and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained in a timely manner, then this Deed to Secure Debt shall be cancelled and surrendered.

Section 16.08 Non-Residential Status of Property. Grantor represents and warrants to Grantee that neither all of the Property nor any part thereof is to be used as a dwelling place by Grantor at the time this Deed to Secure Debt is entered into and, accordingly, the notice requirements of O.C.G.A. § 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Deed to Secure Debt.

Section 16.09 Commercial Transaction. The interest of Grantee under this Deed to Secure Debt and the liability and obligation of Grantor for the payment of the Secured Obligations arise from a “commercial transaction” within the meaning of O.C.G.A. § 44-14-260(1). Accordingly, pursuant to O.C.G.A. § 44-14-263, Grantor waives any and all rights which Grantor may have to notice prior to seizure by Grantee of any interest in personal property of Grantor which constitutes part of the Property, whether such seizure is by writ of possession or otherwise.

Section 16.10 Waiver of Appraisement, Valuation, Stay, Extension, and Redemption Laws. GRANTOR AGREES TO THE FULL EXTENT PERMITTED BY LAW THAT IN CASE OF AN EVENT OF DEFAULT ON ITS PART HEREUNDER, NEITHER GRANTOR NOR ANYONE CLAIMING THROUGH OR UNDER IT SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS SECURITY DEED, OR THE ABSOLUTE SALE OF THE PROPERTY OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OR THE PURCHASERS THEREAT, AND GRANTOR, FOR ITSELF AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER IT, HEREBY WAIVES, TO THE FULL EXTENT THAT IT MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS, AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPROMISING THE PROPERTY MARSHALLED UPON ANY FORECLOSURE OF THE LIEN OR SECURITY TITLE HEREOF AND AGREES THAT GRANTEE OR ANY COURT HAVING JURISDICTION TO FORECLOSE SUCH LIEN OR SECURITY TITLE MAY SELL THE PROPERTY IN PART OR AS AN ENTIRETY.

[Remainder of Page Intentionally Left Blank; Text Continues on Following Page]

Section 16.11 Waiver of Grantor’s Rights. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE FOLLOWING PROVISIONS SHALL APPLY: BY EXECUTION OF THIS INSTRUMENT AND BY INITIALING THIS PARAGRAPH GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE OBLIGATIONS EVIDENCED BY THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL ALL OF ANY PORTION OF THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON AN EVENT OF DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE (EXCEPT AS OTHERWISE PROVIDED HEREIN); (B) EXCEPT TO THE EXTENT PROVIDED OTHERWISE HEREIN, WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAWS, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR’S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

GRANTOR’S INITIALS AS TO SECTION 16.11 ABOVE:

TS

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Grantor has duly executed under seal and delivered this Deed to Secure Debt as of the day and year first above written.

GRANTOR:
Signed, sealed and delivered in the presence of:	DC-180 PEACHTREE, LLC, a Delaware limited liability company

/s/ Lisa Collado
Unofficial witness	By:	180 PEACHTREE HOLDINGS, LLC, a Delaware limited liability company, as Managing Member
/s/ April Tutor
Notary Public My Commission Expires: October 20, 2013		By:	CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as Manager

(Notary Seal)			By:	By: CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation, as General Partner

				By:	/s/ Todd Sakow	(SEAL)
Name: Todd Sakow
Title: CFO

EXHIBIT A

LEGAL DESCRIPTION

Parcel One

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia, and being more particularly described as follows: Unit 200 of 180 Peachtree Street, a Condominium, as such was formed and constituted by Declaration for 180 Peachtree Street, a Condominium, dated July 3, 2008, declared by Peachtree/Carnegie, LLC, recorded in Deed Book 46948, Page 508, et seq., Fulton County, Georgia records, Plans for 180 Peachtree Street, a Condominium, dated July 1, 2008, recorded in Floor Plan Condominium Book 40, Pages 107-121, aforesaid records, Plat for 180 Peachtree Street, a Condominium, dated July 2, 2008, recorded in Condo Plat Book 18, Pages 149-151, aforesaid records, as amended from time to time, together with its appurtenant percentage of undivided interest in the Common Areas (including Limited Common Areas) as set out in the aforesaid Declaration, Plans and Plats (the “Unit”). The foregoing Declaration, plat plans and allied instruments and amendments executed thereto, are incorporated herein by reference as a part of the description of the property described hereby.

Parcel Two

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

Beginning at the intersection formed by the westerly right-of-way line of Peachtree Street (variable r/w) with the northerly right-of-way line of Ellis Street (variable r/w), from the Point of Beginning thus established, proceed South 88°42’12” West along said northerly right-of-way line of Ellis Street (variable r/w) for a distance of 248.79 feet to a point where said right-of-way line intersects the northeasterly right-of-way line of Carnegie Way (variable r/w); thence North 41°18’57” West along said northeasterly right-of-way line of Carnegie Way (variable r/w) for a distance of 260.51 feet to a point where said right-of-way line intersects the easterly right-of-way line of Spring Street (variable r/w); thence North 10°16’09” East along said easterly right-of-way line of Spring Street (variable r/w) for a distance of 66.30 feet to a point; thence departing said right-of-way line of Spring Street (variable r/w) and run North 89°10’12” East for a distance of 76.49 feet to a point; thence North 09°54’12” East for a distance of 0.90 feet to a point; thence North 89°16’58” East for a distance of 331.31 feet to a point on the westerly right-of-way line of Peachtree Street (variable r/w); thence South 00°12’49” East along said westerly right-of-way line of Peachtree Street (variable r/w) for a distance of 261.42 feet to a point on the northerly right-of-way line of Ellis Street (variable r/w) and the Point of Beginning; said tract or parcel containing 2.13778 acres or 93,122 square feet.

LESS AND EXCEPT:

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

Beginning at the intersection formed by the westerly right-of-way line of Peachtree Street (variable r/w) with the northerly right-of-way line of Ellis Street (variable r/w), from the Point of

Beginning thus established, proceed South 88°42’12” West along said northerly right-of-way line of Ellis Street (variable r/w) for a distance of 248.79 feet to a point where said right-of-way line intersects the northeasterly right-of-way line of Carnegie Way (variable r/w); thence North 41°18’57” West along said northeasterly right-of-way line of Carnegie Way (variable r/w) for a distance of 89.34 feet to a point; thence departing the northeasterly right-of-way line of Carnegie Way (variable r/w) and proceeding North 00°14’06” West for a distance of 196.10 feet to a point; thence North 89°16’58” East for a distance of 307.56 feet to a point on the westerly right-of-way line of Peachtree Street (variable r/w); thence South 00°12’49” East along said westerly right-of-way line of Peachtree Street (variable r/w) for a distance of 261.42 feet to a point on the northerly right-of-way line of Ellis Street (variable r/w) and the Point of Beginning; said tract or parcel containing 1.81024 acres or 78,854 square feet.

Parcel Two also described as:

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia, being more particularly described as follows:

Beginning at the northeastern right of way intersection of Carnegie Way and Spring Street; thence North 13 degrees 23 minutes 16 seconds East 66.64 feet to a point; thence South 87 degrees 29 minutes 29 seconds East 58.57 feet to a point; thence North 13 degrees 14 minutes 31 seconds East 0.90 feet to a point; thence South 3 degrees 15 minutes 01 seconds West along the East wall of a 5 story parking garage 196.42 feet to the right of way of Carnegie Way; thence North 37 degrees 56 minutes 25 seconds West 171.13 feet to the Point of Beginning. Said property being known as 171 Carnegie Way, NW, Atlanta, Georgia.

Parcel Three

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

Beginning at the intersection formed by the southwesterly right-of-way line of Carnegie Way (variable r/w) with the northwesterly right-of-way line of Fairlie Street (variable r/w), from the Point of Beginning thus established, proceed South 48°05’56” West along said northwesterly right-of-way line of Fairlie Street (variable r/w) for a distance of 201.20 feet to a point where said right-of-way line intersects the northeasterly right-of-way line of Williams Street (variable r/w, fka: James Street); thence North 41°39’56” West along said northeasterly right-of-way line of Williams Street (variable r/w, fka: James Street) for a distance of 101.89 feet to a point; thence departing said northeasterly right-of-way line of Williams Street (variable r/w, fka: James Street) and run North 48°18’05” East a distance of 201.64 feet to a point on the southwesterly right-of-way line of Carnegie Way (variable r/w); thence South 41°24’56” East along said southwesterly right-of-way line of Carnegie Way (variable r/w) for a distance of 101.18 feet to a point on the northwesterly right-of-way line of Fairlie Street (variable r/w) and the Point of Beginning; said tract or parcel containing 0.46950 of an acre or 20,451 square feet.

Parcel Three also described as:

All that tract or parcel of land lying and being in the City of Atlanta, in Land Lot 78 of the 14th District of Fulton County, Georgia, more particularly described as follows:

2

Beginning at the corner formed by the intersection of the Southwest side of Carnegie Way with the Northwest side of Fairlie Street; running thence in a northwesterly direction along the Southwest side of Carnegie Way a distance of One hundred one and twenty-five hundredths (101.25) feet to the property formerly owned by Mrs. Hattie H. High; running thence in a southwesterly direction along the Southwest line of said High property a distance of Two hundred two and fifteen hundredth (202.15) feet to the Northeast side of Williams Street (formerly known as James Street); running thence in a southeasterly direction along the Northeast side of Williams Street a distance of One hundred one and ninety hundredths (101.90) feet to the Northwest side of Fairlie Street; running thence in a northeasterly direction along the Northwest side of Fairlie Street a distance of Two hundred one and ninety-two (201.92) feet to the Southwest side of Carnegie Way and the point of beginning.

Parcel Four (Leasehold Interest)

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

Beginning at the intersection formed by the southeasterly right-of-way line of Cone Street (variable r/w) with the southwesterly right-of-way line of Carnegie Way (variable r/w), from the Point of Beginning thus established, proceed South 41°24’56” East along said southwesterly right-of-way line of Carnegie Way (variable r/w) for a distance of 100.64 feet to a point; thence South 48°18’05” West and departing said southwesterly right-of-way line of Carnegie Way (variable r/w) for a distance of 201.64 feet to a point on the northeasterly right-of-way line of Williams Street (variable r/w, fka: James Street); thence North 41°39’56” West along said northeasterly right-of-way line of Williams Street (variable r/w, fka: James Street) for a distance of 101.84 feet to a point where said northeasterly right-of-way line of Williams Street intersects the southeasterly right-of-way line of Cone Street (variable, r/w); thence North 48°38’28” East along said southeasterly right-of-way line of Cone Street (variable, r/w) for a distance of 202.08 feet to a point on the southwesterly right-of-way line of Carnegie Way (variable r/w) and the Point of Beginning; said tract or parcel containing 0.46917 of an acre or 20,437 square feet.

Parcel Four (Leasehold Interest) also described as:

All that tract or parcel of land lying and being in City of Atlanta, in Land Lot 78 of the 14th District of Fulton County, Georgia, more particularly described as follows:

Beginning at the corner formed by the intersection of the Southeast side of Cone Street with the Southwest side of Carnegie Way; running thence Southeast along the Southwest side of Carnegie Way 100.7 feet to the Northwest line of the lands now or formerly owned by Mimosa Corporation; running thence Southwest along said line of said lands 202 feet, more or less, to the Northeast side of Williams Street (formerly James Street); running thence Northwest along the Northeast side of Williams Street 101.85 feet to the Southeast side of Cone Street; running thence Northeast along the Southeast side of Cone Street 201.6 feet to the Southwest side of Carnegie Way and the point of beginning.

All of the above being. Together with rights and Privileges granted under that certain:

Agreement between the City of Atlanta, Georgia, Atmain Properties Corp., a Delaware corporation, and Carcone Parking, Inc., a Delaware corporation, dated December 9, 1975, filed

3

for record February 13, 1976 at 9:04 a.m., recorded in Deed Book 6427, Page 418, aforesaid Records; as affected by Assignment and Assumption of Pedestrian Bridge Agreement between Macy’s East, Inc., an Ohio corporation, and @tlanta exchange LLC, a Delaware limited liability company, dated as of July 28, 2000, filed for record August 2, 2000 at 11:14 a.m., recorded in Deed Book 29328, Page 338, aforesaid Records;

As further affected by that certain Assignment and Assumption Agreement between Atlantaxchange LLC and Peachtree/Carnegie LLC dated as of March 16, 2007, filed for record March 27, 2007, recorded in Deed Book 44706, Page 479, aforesaid records;

As further affected by that certain Assignment and Assumption Agreement (assigning a portion of the pedestrian bridge while retaining another portion) between Peachtree/Carnegie LLC dated July 7, 2008 and filed for record July 8, 2008 in Deed Book 46958, Page 51,as affected by Assignment and Assumption Agreement of Pedestrian Bridge Agreement between Peachtree/Carnegie LLC and Carter Validus Properties, LLC, dated as of the date hereof, to be recorded in aforesaid records (the “Bridge Agreement”).

4

EXHIBIT B

GROUND LEASE

That certain Lease between Mrs. Dorothy High Peteet, as life tenant, and Mrs. Dorothy Peteet Mitchell (“Mitchell”) and Dennie R. Peteet, Jr. (“Peteet”), as landlord, and Phoenix Investment Company, as tenant, dated December 22, 1960, recorded on January 17, 1961 in Deed Book 3661, page 248, of the Fulton County Records (“Records”); the interest of Phoenix Investment Company having been assigned to Carcone Parking, Inc. (“Carcone”), by Assignment of Lease dated May 15, 1963, recorded on May 20, 1963 in Deed Book 4058, page 593, of the Records; as modified by Lease Amendment between Mrs. Dorothy High Peteet, Mitchell, Peteet and Carcone, dated July 7, 1964, recorded in Deed Book 4263, page 101, of the Records; as assigned by Assignment and Assumption Agreement between Macy’s Primary Real Estate Inc. (successor by merger to Carcone) and Macy’s East, Inc. dated June 26, 1999, recorded on November 12, 1999 in Deed Book 27981, page 316, of the Records; the interest of Macy’s East Inc. having been assigned to AtlantaXchange LLC (f/k/a @tlanta exchange LLC), by Assignment and Assumption of Lease dated July 28, 2000, filed August 2, 2000, recorded in Deed Book 29328, page 327, of the Records; as further amended by Second Amendment to Lease between Landlord and AtlantaXchange LLC, dated October 31, 2000, filed January 10, 2001, recorded in Deed Book 29858, page 249, as assigned by that certain Assignment and Assumption of Lease by and between AtlantaXchange LLC and Peachtree/Carnegie LLC dated March 16, 2007, recorded in Book 44706, Page 479, as assigned by that certain Assignment and Assumption of Ground Lease by and between Peachtree/Carnegie LLC and DC-180 Peachtree, LLC dated as of the date hereof, to be recorded in the Records.

5

EXHIBIT C

CONDOMINIUM DOCUMENTS

List of Documents:

Declaration for 180 Peachtree Street, a Condominium filed with the Clerk of Superior Court of Fulton County, Georgia on July 8, 2008, recorded in Deed Book 46948, Page 508, et seq. as Instrument Number 2008-0161371, as amended by that First Amendment to Declaration for 180 Peachtree Street, a Condominium filed with the Clerk of Superior Court of Fulton County, Georgia on July 8, 2008, recorded in Deed Book 46958, Page 64, et seq. as Instrument Number 2008-0163035.

Bylaws of 180 Peachtree Street Condominium Association, Inc. as duly adopted by the Board of Directors on July 2, 2008 and certified by the Secretary of 180 Peachtree Street Condominium Association, Inc. on July 3, 2008.

6